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                                                                    Exhibit 10-a

                             AMSOUTH BANCORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                     amended and restated as of May 24, 2001

AmSouth Bancorporation, with its principal offices located at Birmingham, Alabama ("Sponsor") is currently the sponsor of the AmSouth Bancorporation Retirement Plan ("Retirement Plan") in order to provide retirement benefits to its employees and the employees of its participating subsidiaries.

Effective January 1, 1983 and pursuant to Section 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA"), AmSouth Bank N.A., an Employer under the Retirement Plan, adopted a supplemental retirement benefit program solely for the purpose of providing benefits in excess of the limitations on benefits under the Retirement Plan imposed by Section 415 ("Section 415") of the Internal Revenue Code of 1954, as amended at the date hereof and known as the Internal Revenue Code of 1986 (amended from time to time, the "Code"), to certain individuals under the Retirement Plan whose benefits under the Retirement Plan are limited by Section 415.

Effective January 1, 1989, Section 401(a)(17) ("Section 401(a)(17)") of the Code limited the amount of compensation which may be taken into account in determining benefits from the Retirement Plan. Therefore, AmSouth Bank N.A. amended and restated this supplemental retirement plan effective January 1, 1989 so that it provided benefits in excess of the limitations on benefits under the Retirement Plan imposed not only by Section 415, but also by Section 401(a)(17), to a select group of management or highly compensated employees whose benefits under the Retirement Plan are limited by Section 415 and/or Section 401(a)(17).

Effective January 1, 1991, additional persons were added to this select group of management or highly compensated employees, some of whom were employees of subsidiaries of the Sponsor other than AmSouth Bank N.A. AmSouth Bank N.A. amended and restated its supplemental plan, AmSouth Bancorporation adopted the supplemental plan for itself and its subsidiaries who choose to have their eligible employees covered by the supplemental plan ("Electing Employers"), and AmSouth Bank N.A. became an Electing Employer under the supplemental plan.

Effective January 1, 1994, additional persons were added to the select group of management or highly compensated employees.

Effective January 1, 1995, the eligibility provisions of the plan were changed and a revised definition of compensation was added to the plan for certain participants.

Effective January 1, 2001, the First American Corporation Supplemental Executive Retirement Program (the "FAC Program") was merged with and into this supplemental plan to coincide with the merger of the First American Corporation Master Retirement

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Plan with and into the AmSouth Bancorporation Retirement Plan effective January
1, 2001.

AmSouth Bancorporation hereby amends and restates this supplemental plan as set forth below.

                                    ARTICLE I

                               TITLE; DEFINITIONS
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Section 1.01. The supplemental retirement plan set forth below shall be known as
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the AmSouth Bancorporation Supplemental Retirement Plan ("Supplemental Plan").

Section 1.02. The term "Member" shall refer to a person who is a member of
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(participant in) the Retirement Plan.

Section 1.03.     The term "Plan Year" shall mean a calendar year.
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Section 1.04. The term "Committee" shall mean the AmSouth Benefits Committee
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under the Retirement Plan.

                                   ARTICLE II

                     PARTICIPATION IN THE SUPPLEMENTAL PLAN
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Section 2.01. A select group of management or highly compensated Members whose
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benefits under the Retirement Plan (whether payable by reason of the Member's retirement, death, disability or other termination of employment) may be limited upon and after their commencement pursuant to Section 415 and/or Section 401(a)(17) shall be participants in the Supplemental Plan. The term "Participant" shall include persons who are selected to participate in the plan and fit one or more of the following categories: (i) Members who were employed by AmSouth Bancorporation or one of the Electing Employers on January 1, 1995 at an annual base salary, including amounts not currently includible in gross income under Code Sections 125, 401(k) or 402(a)(8), but excluding special pay, bonuses or other incentive pay, reimbursement for expenses, special supplements for automobiles or club dues and the Prior Profit Sharing Plan Bonus, (such compensation being referred to herein as the "Eligibility Compensation") on such date of $150,000 or more, and/or (ii) former Participants with an accrued Excess Benefit whose employment with AmSouth Bancorporation or one of the Electing Employers terminated on or before January 1, 1995. In addition, after January 1, 1995, other employees of the Sponsor or an Electing Employer shall become Participants in this Supplemental Plan as of the first day of the month immediately following the date such employee's Eligibility Compensation first equals or exceeds $150,000 and such employees are selected to

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participate in this plan. Participants in the FAC Program as of December 31,
2000, shall be participants in this Supplemental Plan. A complete list of Members eligible to participate in the Supplemental Plan pursuant to this
Section 2.01 is maintained in the permanent records of the AmSouth Bancorporation Human Resources Division.

                                   ARTICLE III

                      BENEFITS UNDER THE SUPPLEMENTAL PLAN
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Section 3.01. Benefits payable under this Supplemental Plan to or on behalf of a
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Participant who retires after January 1, 1995, shall be equal to the excess, if any, of (A) less (B) (the "Excess Benefits") where (A) is such Participant's benefits as a Member of the Retirement Plan calculated without reference to any provision of the Retirement Plan limiting the amount of benefits as provided by
Section 415 of the Code or limiting the amount of compensation taken into account as provided by Section 401(a)(17) of the Code and further calculated by substituting the definition of "Monthly Earnings" set forth in this Section 3.01 in place of the definition of such term in the Retirement Plan, and (B) is the amount of benefits actually payable under the Retirement Plan. For purposes of this Section 3.01 only, "Monthly Earnings" shall mean the sum of (i) the Participant's regular basic monthly earnings prior to the effect of elections under any plan or plans maintained by the Sponsor or an Electing Employer which are within the scope of Sections 125 or 401(k) of the Code, and (ii) one-twelfth of the bonus earned by a Participant under the Executive Incentive Plan, or other incentive plans maintained by Sponsor, for the particular Plan Year, including Plan Years prior to January 1, 1995 (regardless of whether the bonus is in fact paid in a subsequent year). If a Participant retires, dies or becomes permanently disabled prior to the time when the amount of the bonus for that Plan Year has been determined, Monthly Earnings for the months in such Plan Year shall be calculated using an estimate of such bonus determined by the AmSouth Bancorporation Compensation Committee based on information regarding the Sponsor's and Participant's performance as of the date of determination. Notwithstanding the foregoing, the AmSouth Bancorporation Compensation Committee shall have the authority in its sole discretion to adjust the amount of the bonus taken into consideration in the definition of Monthly Earnings in this
Section 3.01 for any and all Plan Years regardless of the fact that the adjusted bonus is higher or lower than the bonus actually paid a Participant under the Executive Incentive Plan or other incentive plans maintained by Sponsor.

Section 3.02. Except as provided in Section 3.01 above, a Participant's Excess
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Benefits shall be calculated in the same manner regularly applied by the Sponsor to all of the relevant terms and conditions of the Retirement Plan.

Section 3.03. A Participant's Excess Benefits shall be paid at the time, in the
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manner and to the person when, as and to whom or which the benefits payable to or on behalf of the Participant as a Member of the Retirement Plan which give rise to Participant's Excess Benefits are paid or in such manner otherwise approved by the Board of Directors of the

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Sponsor. Notwithstanding anything to the contrary herein, accrued benefits of
$5000 or less shall be paid in a lump sum, and payments made due to termination as a result of a Change of Control as defined in Section 3.05 below, shall be paid in a lump sum.

Section 3.04. Notwithstanding anything to the contrary herein, all benefits
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accrued to Participants in the FAC Program through December 31, 2000, shall be calculated using the FAC Program terms and conditions as in effect December 31, 2000 and such benefits shall be subject to the terms and conditions of the FAC Program, including but not limited to the terms and conditions governing the distribution of such benefits; provided, however, that accrued benefits of $5000 or less shall be paid in a lump sum, and payments made due to termination as a result of a Change of Control as defined inSection 3.05 below, shall be paid in a lump sum. Effective December 31, 2000 benefit accruals under the terms of the FAC Program shall cease. The FAC Program benefits shall not be less than the accrued benefits under the terms of the FAC Program immediately preceding the merger of the FAC Program into the Plan. A copy of the FAC Program as of December 31, 2000 is attached hereto as Exhibit A. Effective January 1, 2001, all benefits will be calculated under the terms and conditions of the Supplemental Plan from January 1, 2001 forward.

Section 3.05. Notwithstanding anything in the Supplemental Plan to the contrary,
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in the event that a Participant is employed by the Sponsor (or any entity that must be treated as a single employer with the Sponsor pursuant to Section 414(b), (c), (m) or (o) of the Code) at the time of a Change in Control (as defined herein), the Participant shall (regardless of whether he has become a Retiree or attained age 55 on the date of his termination of employment) be entitled to a lump sum payment of a retirement benefit under the Supplemental Plan (determined as if he were to become a Retiree upon termination of employment) if the Participant's employment with the Sponsor (or any entity that must be treated as a single employer with the Sponsor pursuant to Section 414(b), (c), (m) or (o) of the Code) terminates within two (2) years after a Change in Control has occurred.

For purposes of this Plan, a "Change in Control" shall mean:
         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a"Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Sponsor (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Sponsor entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Sponsor, (ii) any acquisition by the Sponsor, (iii) any acquisition by any employee benefit plan (or related trust) sponsored, maintained by the Sponsor or any corporation controlled by the Sponsor or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this section; or

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         (b) Individuals who, as of the date hereof, constitute the Board (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Sponsor (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Sponsor or all or substantially all of the Sponsor's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Sponsor or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that the such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or
         (d) Approval by the shareholders of the Sponsor of a complete liquidation or dissolution of the Sponsor.

Section 3.06. The Sponsor may establish a rabbi trust ("Trust") which may be
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used to pay benefits arising under the Supplemental Plan and all costs, charges and expenses relating thereto; except that, to the extent that the funds held in the Trust are insufficient to pay such benefits, costs, charges and expenses, the Sponsor shall pay such benefits, costs, charges and expenses.

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                                   ARTICLE IV

                               PLAN ADMINISTRATOR
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Section 4.01. The plan administrator ("'Plan Administrator") for the Retirement
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Plan shall also administer the Supplemental Plan. In doing so, the Plan
Administrator shall apply to the Participants' claims for Excess Benefits hereunder the same procedures as are set forth in the Retirement Plan governing claims for benefits and appeals to the Committee from denials of claims for benefits.

                                    ARTICLE V

             NATURE OF EMPLOYER OBLIGATION AND PARTICIPANT INTEREST
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Section 5.01. The interest of the Participant and/or any person claiming by or
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through him under the Supplemental Plan shall be solely that of an unsecured general creditor of the Sponsor and the Electing Employers. The Excess Benefits payable under the Supplemental Plan shall be payable from the general assets of the Sponsor and the Electing Employers (including assets held in the Trust), and neither the Participant nor any person claiming by or through him shall have any right to look to any specific property separate from such general assets in satisfaction of any claim for payment of Excess Benefits.

Section 5.02. In all respects any Excess Benefits shall be independent of, and
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in addition to, any other benefits or compensation of any sort, payable to or on behalf of the Participant under any other arrangement sponsored by the Sponsor or Electing Employers or any other agreement between the Sponsor or Electing Employer and the Participant in any capacity.

                                   ARTICLE VI

                  ADDITION OR WITHDRAWAL OF ELECTING EMPLOYERS
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Section 6.01. Every subsidiary or affiliate of the Sponsor shall become an
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Electing Employer hereunder without further action as of January 1, 1991 or its later date of 80% ownership, directly or indirectly, by the Sponsor.

Section 6.02. An Electing Employer who wishes to withdraw from the Supplemental
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Plan shall deliver to the Sponsor a resolution from its Board of Directors which authorizes its withdrawal as an Electing Employer and which indicates the reason or reasons for such withdrawal. Withdrawal may only take place upon the approval of the Board of Directors of the Sponsor and with such amendments to the Supplemental Plan

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as the Sponsor shall deem necessary or desirable. Withdrawal shall be subject to the provisions of Section 7.02 below.

                                   ARTICLE VII
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                                  MISCELLANEOUS
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Section 7.01. The Supplemental Plan may be amended or discontinued by the
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Sponsor, and may be amended by the Committee at any time except as provided in
Section 7.02 below. The Sponsor may designate additional Participants under the Supplemental Plan or remove persons as Participants under the Supplemental Plan at any time except as provided in Section 7.02 below.

Section 7.02.  Notwithstanding the provisions of Sections 6.02 or 7.01:
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     (a) Excess Benefits which are in pay status shall not be discontinued under any circumstances prior to their natural termination pursuant to the terms of the Supplemental Plan at the time of the relevant amendment or discontinuance of the Supplemental Plan, the removal of Participants or the withdrawal by an Electing Employer.

     (b) Excess Benefits hereunder which have been accrued prior to the date of any amendment or discontinuation of the Supplemental Plan, the removal of a Participant or the withdrawal of an Electing Employer shall remain a binding obligation of the Sponsor and Electing Employer or any successor in interest to either of them, and no amendment or discontinuation of the Supplemental Plan, removal of a Participant or withdrawal by an Electing Employer shall deprive a Participant of said accrued Excess Benefit.

Section 7.03. The Supplemental Plan shall not be deemed to constitute a contract
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between the Sponsor or the Electing Employer and any Participant or employee, or to be a consideration or an inducement for the employment of any Participant or employee. Nothing contained in the Supplemental Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Sponsor or Electing Employer or to interfere with the right of the Sponsor or Electing Employer to discharge any Participant or employee at any time regardless of the effect which such discharge shall or may have upon him under the Supplemental Plan.

Section 7.04. None of the Participant's rights to Excess Benefits under the
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Supplemental Plan are subject to the claims of creditors of a Participant or any person claiming by or through him and will not be subject to attachment, garnishment or any other legal process. Neither a Participant nor any person claiming by or through him may assign, sell, borrow on or otherwise encumber any of his beneficial interest under the Supplemental Plan nor shall any such interest be in any manner liable for or subject to the

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deeds, contracts, liabilities, engagements or torts of a Participant or any person claiming by or through him.

Section 7.05. The Supplemental Plan shall be construed in accordance with the
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laws of the State of Alabama, except where such laws are superseded by ERISA, in which case ERISA shall control.

Section 7.06 In making any distribution to or for the benefit of any minor or
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incompetent person, the Plan Administrator, in its sole, absolute and uncontrolled discretion, may, but need not, direct such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such guardian, committee, relative or other person shall be a complete discharge to the Sponsor and Electing Employer without any responsibility on its part or on the part of the Plan Administrator to see to the application thereof.

Section 7.07. In case any provision of the Supplemental Plan shall be held
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illegal or invalid for any reason or in any particular circumstance or instance, such illegality or invalidity shall not affect its remaining parts in such circumstance or instance nor the enforceability of such provision in any other circumstance or instance and the Supplemental Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein for application to the particular circumstance or instance.

         IN WITNESS WHEREOF, AmSouth Bancorporation has caused this amended and restated Supplemental Plan to be executed this 14th day of September, 2001 effective as of May 24, 2001.

                                         AMSOUTH BANCORPORATION

                                         By:   /s/ C. Dowd Ritter
                                               --------------------------------
ATTEST:                                  Its:  Chairman, President and
                                               Chief Executive Officer

By:  /s/ Michelle A. Bridges
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Its: Assistant Secretary

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